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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2000


                                Earl Scheib, Inc.
             (Exact name of registrant as specified in its chapter)


            Delaware                   1-4822                95-1759002
  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)            File Number)        Identification No.)

                   8737 Wilshire Boulevard                     90211
                  Beverly Hills, California

           (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (310) 652-4880

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ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.
On December 15, 2000, David H. Eisenberg resigned from Registrant's board of directors. Mr. Eisenberg's resignation shall be effective as of December 31, 2000.

As of the effective date of Mr. Eisenberg's resignation, the number of directors on Registrant's board of directors shall be reduced from seven (7) to six (6).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Earl Scheib, Inc.
                                                    (Registrant)

Date:  December 21, 2000
                                            /s/ CHRISTIAN K. BEMENT
                                          -------------------------------------
                                                 Christian K. Bement,
                                          Chief Executive Officer and President